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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-6




Section 7.3 Indenture                  Distribution Date:              9/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,278,200.00
             Class B Note Interest Requirement                        125,125.00
             Class C Note Interest Requirement                        218,625.00
                      Total                                         1,621,950.00

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.38333
             Class B Note Interest Requirement                           1.62500
             Class C Note Interest Requirement                           2.20833

(iii)  Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          924,000,000
             Class B Note Principal Balance                           77,000,000
             Class C Note Principal Balance                           99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             11,000,000.00

(v)    Required Owner Trust Spread Account Amount                  11,000,000.00


                                                  By:
                                                           --------------------

                                                  Name:    Patricia M. Garvey
                                                  Title:   Vice President

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